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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                      Date of Report (Date of Earliest
                       Event Reported):  June 26, 1996




                     CHECKERS DRIVE-IN RESTAURANTS, INC.
           -----------------------------------------------------
           (Exact name of registrant as specified in its charter)




       Delaware                         0-19649             58-1654960
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(State or other jurisdiction          (Commission          (IRS Employer
     of incorporation)                File Number)       Identification No.)


       600 Cleveland Street, 8th Floor
             Clearwater, Florida                         34615
- -------------------------------------------------   -----------------
     (Address of principal executive offices)           (Zip Code)





Registrant's telephone number, including area code:    813-441-3500



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                       This Instrument contains 3 pages.

                           There is no Exhibit Index.





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ITEM 5.  OTHER EVENTS.

         Mr. Keith J. Kinsey resigned as a Director of Checkers Drive-In Restaurants, Inc., effective June 26, 1996. Mr. Kinsey cited the demands of his new position with Big Sky Bread Company of Cincinnati, Ohio as the reason for his resignation.

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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CHECKERS DRIVE-IN RESTAURANTS, INC.



                              By:     /s/ Albert J. DiMarco
                                 --------------------------------------------
                                       Albert J. DiMarco
                                       President and Chief Executive Officer

Dated:  July 10, 1996




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